HUBER SMALL CAP VALUE FUND
Investor Class (HUSIX)
Institutional Class (HUSEX)
SUMMARY PROSPECTUS
February 28, 2021
Before you invest, you may want to review the Huber Small Cap Value Fund’s (the “Small Cap Value Fund” or the “Fund”) Statutory Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Statutory Prospectus and SAI dated February 28, 2021, are incorporated by reference into this Summary Prospectus. You can find the Small Cap Value Fund’s Statutory Prospectus, SAI, reports to shareholder, and other information about the Fund online at http://hubercap.com/content.php?pageid=12&page=mutual. You can also get this information at no cost by calling the Fund toll-free at 888-HUBERCM (888-482-3726) or by sending an e-mail request to FundInfo@hubercap.com.
Investment Objective
The Huber Small Cap Value Fund (the “Small Cap Value Fund”) seeks to achieve capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor Class shares and Institutional Class shares of the Small Cap Value Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Investor Class	Institutional Class
SHAREHOLDER FEES (fees paid directly from your investment)
Redemption Fee (as a percentage of amount redeemed on shares held 60 days or less)	1.00%	1.00%

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.99%	0.99%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.00%	[2]
Other Expenses (includes Shareholder Servicing Plan Fee)	0.89%	0.74%
Shareholder Servicing Plan Fee	0.15%	0.00%	[2]
Total Annual Fund Operating Expenses	2.13%	1.73%
Less: Fee Waiver	-0.38%	-0.38%
Total Annual Fund Operating Expenses After Fee Waiver[3]	1.75%	1.35%
1Huber Capital Management, LLC (the “Adviser”) has voluntarily agreed to reduce the Fund’s management fee, from 1.35% to 0.99%, through at least February 28, 2022. The Adviser cannot recoup these amounts.
2The Small Cap Value Fund may accrue up to 0.25% in “Distribution and Service (Rule 12b-1) Fees” of the average daily net assets of the Institutional Class shares and may accrue up to 0.15% in “Shareholder Servicing Plan Fee” of the average daily net assets of the Institutional Class shares; however, the Fund’s accrual of each fee is currently set at 0.00% through at least February 28, 2022, and any accrual increase must first be approved by the Advisors Series Trust’s (the “Trust”) Board of Trustees (the “Board”).
3The Adviser has contractually agreed to waive all or a portion of its management fees and pay expenses of the Small Cap Value Fund to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses (“AFFE”), interest, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses) do not exceed 1.35% of the average daily net assets of the Fund (the “Expense Cap”). The Expense Cap will remain in effect through at least February 28, 2022, and may be terminated only by the Trust’s Board. The Adviser may request recoupment of previously waived fees and paid expenses pursuant to the contract from the Fund for 36 months from the date they were waived or paid, subject to the Expense Cap at the time such amounts were waived or at the time of recoupment, whichever is lower.

Example. This Example is intended to help you compare the cost of investing in the Small Cap Value Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$178	$630	$1,109	$2,432
Institutional Class	$137	$508	$903	$2,009
Portfolio Turnover. The Small Cap Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71.53% of the average value of its portfolio.
Principal Investment Strategies
The Small Cap Value Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in common stocks of small capitalization U.S. companies (“small cap companies”) whose stocks are considered by the Adviser to be undervalued. The Adviser currently considers small cap companies to be those with market capitalizations of $3.0 billion or less and/or those with market capitalizations in the range of those found in the Bloomberg U.S. 2000® Value Index. The market capitalization range of the Bloomberg U.S. 2000® Value Index changes constantly, but as of January 31, 2021, the market capitalization range was between $55.2 million and $22.7 billion. Market capitalization is measured at the time of initial purchase. While the Small Cap Value Fund is diversified, the Fund may hold a higher concentration in certain issuers.

The Small Cap Value Fund may also make significant investments in securities of non-U.S. issuers (“foreign securities”), including issuers in emerging markets. The Fund will invest primarily in domestic U.S. securities but reserves the right to invest up to 20% of its net assets in American Depositary Receipts (“ADRs”), dollar-denominated foreign securities, or directly in foreign securities. Should appropriate investment opportunities be available, the Fund may invest in initial public offerings (“IPOs”) but not in an amount that exceeds 50% of the Fund’s total assets. Additionally, the Fund may invest in Rule 144A and other restricted equity securities but not in an amount that exceeds 15% of the Fund’s total assets. From time to time, the Fund may be invested in securities of companies in the same economic sector. As of October 31, 2020, 31.7% of the Fund’s total investments were invested in the financial sector.
The Adviser employs a value investing style, investing in stocks which, in the Adviser’s opinion, trade at a significant discount to the present value of future cash flows. The Adviser attempts to identify out-of-favor stocks that represent solid fundamental value. The Adviser identifies these investment opportunities by employing a disciplined, bottom-up investment process that emphasizes internally generated fundamental research. The process includes an initial review, in-depth analysis, and employment of the Adviser’s proprietary valuation methodology.
Principal Risks
Losing all or a portion of your investment is a risk of investing in the Small Cap Value Fund. The following additional risks could affect the value of your investment:
•Market and Regulatory Risk. Events in the financial markets and economy may cause volatility and uncertainty and adversely impact a Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund's investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

•Equity Securities Risk. The price of equity securities may rise or fall because of economic or political changes or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Small Cap Value Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions.
•Foreign and Emerging Market Securities Risk. Investments in foreign currencies and foreign issuers are subject to additional risks, including political and economic risks, greater volatility, civil conflicts and war, sanctions or other measures by the United States or other governments, liquidity risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investment, expropriation and nationalization risks, and less stringent investor protection and disclosure standards of foreign markets. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile. These risks are magnified in countries in “emerging markets.” Emerging market countries typically have less-established market economies than developed countries and may face greater social, economic, regulatory and political uncertainties. In addition, emerging markets typically present greater illiquidity and price volatility concerns due to smaller or limited local capital markets and greater difficulty in determining market valuations of securities due to limited public information on issuers.
•ADR Risk. Investments in ADRs are subject to many of the same risks that are associated with direct investments in foreign securities. In addition, ADRs may not track the price of the underlying foreign securities, and their value may change materially at times when the U.S. markets are not open for trading.
•Initial Public Offering Risk. The risk exists that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Small Cap Value Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.
•Management Risk. The Small Cap Value Fund is an actively managed investment portfolio and the Fund relies on the Adviser’s ability to pursue the Fund’s goal. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results.
•Value Style Investing Risk. The Small Cap Value Fund emphasizes a “value” style of investing, which targets undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” securities may not move in tandem with the returns on other styles of investing or the stock market in general.
•Sector Emphasis Risk. The securities of companies in the same or related businesses, if comprising a significant portion of the Small Cap Value Fund’s portfolio, could react in some circumstances negatively to market conditions, interest rates and economic, regulatory or fiscal developments and adversely affect the value of the portfolio to a greater extent than if such business comprised a lesser portion of the Fund’s portfolio.
•Technology, Hardware and Services Sector: Technology, hardware and services companies can be significantly affected by competitive pressures, aggressive pricing, technological developments, changing domestic demand, the ability to attract and retain skilled employees and availability and price of components. The market for products produced by these companies is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of technology hardware companies depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on a participant’s operating results.
Many of these companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the companies to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such companies’ technology.
•Small Companies Risk. Investing in securities of small-sized companies may involve greater volatility than investing in larger and more established companies because companies with small market capitalizations can be subject to more abrupt or erratic share price changes than larger, more established companies.
•Rule 144A Securities Risk. The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for the Small Cap Value Fund to sell these securities.
•Focus Risk. At such times the Small Cap Value Fund holds the securities of a small number of issuers, it may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase the Small Cap Value Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Who May Want to Invest in the Fund?
The Small Cap Value Fund may be appropriate for investors who:
•Have a long-term investment horizon;
•Want to add an investment with potential for capital appreciation to diversify their investment portfolio; and
•Can accept the greater risks of investing in a portfolio with common stock holdings.
Performance
The following performance information indicates some of the risks of investing in the Small Cap Value Fund. The bar chart shows the annual returns for the Fund’s Investor Class shares from year to year. The table shows how the Fund’s average annual returns for the 1-year, 5-years, 10-years and since inception periods compare with those of broad measures of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. The Fund’s past performance benefited from IPOs of certain issuers. To the extent the Fund’s historical performance resulted from gains derived from participation in IPOs and secondary offerings, there is no guarantee that these results can be replicated or that the Fund will be able to participate to the same degree in IPO and secondary offerings in the future. Updated performance information is available on the Fund’s website at www.hubercap.com or by calling the Fund toll-free at 888-HUBERCM (888-482-3726).

Small Cap Value Fund, Investor Class
Calendar Year Total Returns as of December 31

40%
30%
20%
10%
0%
-10%
-20%
-30%
28.27%
34.26%
14.63%
11.74%
33.99%
-2.61%
-9.46%
-13.09%
-18.73%
-5.33%
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

During the period of time shown in the bar chart, the Small Cap Value Fund’s highest quarterly return was 38.99% for the quarter ended December 31, 2020, and the lowest quarterly return was -35.65% for the quarter ended March 31, 2020.

Average Annual Total Returns (For the periods ended December 31, 2020)				Since Inception (6/29/2007)
	1 Year	5 Years	10 Years
Investor Class[1]
Return Before Taxes	-5.33%	5.72%	5.71%	5.00%
Return After Taxes on Distributions	-5.43%	5.59%	5.63%	4.86%
Return After Taxes on Distributions and Sale of Fund Shares	-3.09%	4.46%	4.58%	4.00%
Institutional Class[1]
Return Before Taxes	-5.09%	5.95%	6.03%	5.24%
Bloomberg U.S. 2000® Value Index[2] (reflects no deduction for fees, expenses or taxes)	9.70%	9.63%	9.34%	7.14%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	19.96%	13.26%	11.20%	8.08%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	8.66%	5.75%
1     The former Institutional Class shares were re-designated as Investor Class shares on October 25, 2011. The Investor Class incepted on June 29, 2007, and the current Institutional Class incepted on October 25, 2011. Performance shown prior to the inception of the current Institutional Class reflects the performance of the Investor Class and includes expenses that are not applicable to and are higher than those of the Institutional Class.
2 The Huber Funds have decided to change their primary benchmarks from the Russell benchmarks to the Bloomberg benchmarks. There will be no investment implications as a result of this change. The new Bloomberg benchmarks offer a more cost-effective solution that is consistent with the management style.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown only for the Investor Class; after-tax returns for the Institutional Class will vary to the extent it has different expenses. The Return After Taxes on

Distributions and Sale of Fund Shares is higher than other return figures when a capital loss occurs upon the redemption of Fund shares and provides an assumed tax deduction that benefits the investor.
Management
Investment Adviser. Huber Capital Management, LLC is the Small Cap Value Fund’s investment adviser.
Portfolio Manager. Joseph Huber, Chief Executive Officer and Chief Investment Officer of the Adviser, is primarily responsible for the day-to-day management of the Small Cap Value Fund’s portfolio. Mr. Huber has managed the Fund since its inception in 2007.
Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Small Cap Value Fund shares on any business day by written request via mail (Huber Small Cap Value Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701), by telephone at 888-HUBERCM (888‑482-3726), or through a financial intermediary. You may also purchase or redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. The minimum initial and subsequent investment amounts are shown below.

Type of Account	To Open Your Account	To Add to Your Account
Investor Class
Regular	$5,000	$100
Retirement Accounts	$2,500	$100
Institutional Class	$1,000,000	$5,000
Tax Information
Small Cap Value Fund distributions are taxable, and will be taxed as ordinary income or capital gains, unless you invest through a tax-deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Small Cap Value Fund shares through a broker-dealer or other financial intermediary, the Fund and/or the Adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your adviser or visit your financial intermediary’s website for more information.